UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2022

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On August 17, 2022, MKS Instruments, Inc., a Massachusetts corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its acquisition of Atotech Limited, a Bailiwick of Jersey company (“Atotech”), through the acquisition of the entire issued and to be issued share capital of Atotech by Atotech Manufacturing, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (the “Acquisition”), pursuant to that certain Implementation Agreement by and between the Company and Atotech, dated as of July 1, 2021, as amended by the Letter Agreement dated October 29, 2021 by and among the Company, Atotech and Atotech Manufacturing, Inc. and as further amended by the Amendment to the Implementation Agreement dated April 1, 2022 by and among the Company, Atotech and Atotech Manufacturing, Inc.

Pursuant to Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) amends and supplements Item 9.01 of the Original Form 8-K to provide the required historical audited financial statements of Atotech and the pro forma financial information that were not filed with the Original Form 8-K.

Except as provided herein, the disclosures contained in this Amendment No. 1 have not been updated to reflect events, results or developments that have occurred since the filing of the Original Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated statements of financial position of Atotech and subsidiaries as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income/(loss), cash flows and changes in shareholders’ equity for each of the years in the three-year period ended December 31, 2021, and the related notes, are incorporated herein and in Exhibit 99.1 to this Amendment No. 1 by reference to Atotech’s Report on Form 20-F filed with the Securities and Exchange Commission on April 11, 2022.

The unaudited interim consolidated statements of financial position of Atotech and subsidiaries as of June 30, 2022 and December 31, 2021, and the related condensed consolidated statements of comprehensive income/(loss), cash flows and changes in shareholders’ equity for each of the six months ended June 30, 2022 and June 30, 2021, and the related notes, are incorporated herein and in Exhibit 99.2 to this Amendment No. 1 by reference to Atotech’s Report on Form 6-K filed with the Securities and Exchange Commission on August 9, 2022.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and Atotech as of and for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit

23.1	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft

99.1	Audited consolidated statements of financial position of Atotech Limited and subsidiaries as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income/(loss), cash flows and changes in shareholders’ equity for each of the years in the three-year period ended December 31, 2021, and the related notes (incorporated herein by reference to Atotech Limited’s Report on Form 20-F filed with the Securities and Exchange Commission on April 11, 2022)

99.2	Unaudited interim consolidated statements of financial position of Atotech Limited and subsidiaries as of June 30, 2022 and December 31, 2021, and the related condensed consolidated statements of comprehensive income/(loss), cash flows and changes in shareholders’ equity for each of the six months ended June 30, 2022 and June 30, 2021, and the related notes (incorporated herein by reference to Atotech Limited’s Report on Form 6-K filed with the Securities and Exchange Commission on August 9, 2022)

99.3	Unaudited pro forma condensed combined financial statements of MKS Instruments, Inc. and Atotech Limited as of and for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Seth H. Bagshaw
Date: August 24, 2022	Name:	Seth H. Bagshaw
	Title:	Senior Vice President, Chief Financial Officer and Treasurer